Investor Presentation June 2015 Exhibit 99.1

1 Management Presenter Matthew R. Zaist Chief Operating Officer & President

Disclosure Statement
2
Certain statements contained in this presentation that are not historical information contain forward-looking statements, including, but not limited to, statements related to: market and industry trends, the anticipated financial and operating results from execution of the
Company’s growth strategy and focus on markets in the Western United States, the continued housing market recovery, expected community count growth, anticipated operating results for the second quarter of 2015 and the spring selling season, anticipated timing of project openings and sales price ranges, sufficiency of lot supply, geographic mix of deliveries, and leverage ratio targets.
The
forward-looking
statements
involve
risks
and
uncertainties
and
actual
results
may
differ
materially
from
those
projected
or
implied.
The
Company
makes
no
commitment,
and
disclaims
any
duty,
to
update
or
revise
any
forward-looking
statements
to
reflect
future
events
or
changes
in
these
expectations.
Further,
certain
forward-looking
statements
are
based
on
assumptions
of
future
events
which
may
not
prove
to
be
accurate.
Factors
that
may
impact
such
forward-looking
statements
include,
among
others:
our
ability
to
realize
the
anticipated
benefits
from
the
acquisition
of
Polygon
Northwest;
our
ability
to
integrate
successfully
the
Polygon
Northwest
operation
with
our
existing
operations;
worsening
in
general
economic
conditions
either
nationally
or
in
regions
in
which
we
operate;
worsening
in
markets
for
residential
housing;
decline
in
real
estate
values
resulting
in
impairment
of
our
real
estate
assets;
volatility
in
the
banking
industry
and
credit
markets;
uncertainties
in
the
capital
and
securities
markets;
terrorism
or
other
hostilities
involving
the
United
States;
building
moratorium
or
“slow-growth”
or
“no-growth”
initiatives
that
could
be
implemented
in
jurisdictions
in
which
we
operate;
whether
an
ownership
change
occurred
that
could,
under
certain
circumstances,
have
resulted
in
the
limitation
of
our
ability
to
offset
prior
years’
taxable
income
with
net
operating
losses;
changes
in
mortgage
and
other
interest
rates;
conditions
in
the
capital,
credit
and
financial
markets,
including
mortgage
lending
standards
and
the
availability
of
mortgage
financing;
changes
in
generally
accepted
accounting
principles
or
interpretations
of
those
principles;
changes
in
prices
of
homebuilding
materials;
the
availability
of
labor
and
homebuilding
materials;
adverse
weather
conditions;
competition
for
home
sales
from
other
sellers
of
new
and
resale
homes;
cancellations
and
our
ability
to
realize
our
backlog;
the
occurrence
of
events
such
as
landslides,
soil
subsidence
and
earthquakes
that
are
uninsurable,
not
economically
insurable
or
not
subject
to
effective
indemnification
agreements;
changes
in
governmental
laws
and
regulations;
our
financial
leverage
and
level
of
indebtedness
and
any
inability
to
comply
with
financial
and
other
covenants
under
our
debt
instruments;
whether
we
are
able
to
refinance
the
outstanding
balances
of
our
debt
obligations
at
their
maturity;
anticipated
tax
refunds;
limitations
on
our
ability
to
utilize
our
tax
attributes;
limitations
on
our
ability
to
reverse
any
remaining
portion
of
our
valuation
allowance
with
respect
to
our
deferred
tax
assets;
the
timing
of
receipt
of
regulatory
approvals
and
the
opening
of
projects;
the
impact
of
construction
defect,
product
liability
and
home
warranty
claims,
including
the
adequacy
of
self-insurance
accruals,
and
the
applicability
and
sufficiency
of
our
insurance
coverage;
the
availability
and
cost
of
land
for
future
development;
and
additional
factors
discussed
under
the
sections
captioned
“Risk
Factors”
included
in
our
annual
and
quarterly
reports
filed
with
the
Securities
and
Exchange
Commission.
The
foregoing
list
is
not
exhaustive.
New
risk
factors
may
emerge
from
time
to
time
and
it
is
not
possible
for
management
to
predict
all
such
risk
factors
or
to
assess
the
impact
of
such
risk
factors
on
our
business.

California
54%
Nevada
14%
Washington
10%
Oregon
10%
Arizona
6%
Colorado
6%
California
43%
Oregon
15%
Washington
13%
Nevada
12%
Arizona
10%
Colorado
7%
William Lyon Homes “At-a-Glance”
One of the largest Western U.S. regional
homebuilders with operations in California,
Arizona, Nevada, Colorado, Washington and
Oregon
59 year operating history with 93,000+
homes sold
Provide a wide range of high-quality homes
and product to entry-level, first and second-
time move-up buyers, as well as luxury
product.
Leading market share positions in attractive
housing markets
Consistent growth and operating leverage
17,473 lots owned or controlled as of March
31, 2015
68 active selling communities as of May 3,
2015
3
Revenue
Closings
$944 million
$944 million
Seattle
Washington
East Bay
California
Nevada
Phoenix
Las Vegas
San Diego
Arizona
Los Angeles
South Bay
Orange County
Colorado
Fort
Collins
Denver
Oregon
1
TTM 3/31/15 and data includes $190.1 million in revenue and 518 closings from the Washington and Oregon divisions subsequent to the closing of the Polygon Acquisition, which occurred on August 12, 2014.
High growth Western U.S. market focus
TTM Revenue and Closings by Division¹
1,865 homes
1,865 homes

Top 10 player in most of our markets, with improving market share
Top 10 in 2014 in Los Angeles, Orange County, San Diego, Contra
Costa and Santa Clara Counties, Seattle, Portland, and Las Vegas
Expansion into the Pacific Northwest further strengthens our market positioning by adding two top 20 markets with very attractive fundamentals
Well-positioned in our markets which have sought-after lifestyle characteristics
Proximity to job centers and strong school systems
Improving employment and wage growth
Rising home prices and declining home inventories
Attractive climates with significant cultural and recreational attributes
Leading Positions in High Growth Markets
Source:John Burns Real Estate Consulting
4
Source:Hanley Wood
Burns
Home
Value
Index
YoY
Price
Appreciation
Our Markets
2014 Hanley Wood market share rankings
As of December 2014
Projected Employment Growth-to-Permits Ratio
2015 and 2016 Combined  Annual Average
Source:John Burns Real Estate Consulting
(1) U.S. projection is preliminary estimate
Southern California
#8
Pacific Northwest (Polygon)
Los Angeles
#3
Seattle
#2
Orange County
#5
Portland
#2
San Diego
#6
Nothern California
#7
Nevada
Contra Costa County
#2
Las Vegas
#10
Santa Clara County
#4

32
56
68
75
12/31/2013
12/31/2014
5/3/2015
Estimated
mid-year 2015
California
35%
Oregon
20%
Washington
20%
Colorado
10%
Nevada
9%
Arizona
6%
Continued Growth and Diversification Through
Monetization of High Quality Land Positions
5
Total lots owned and controlled vs. years of land supply
1
Q1 2015 unit deliveries
Active selling communities
(As of)
Estimate approximately 75 active selling communities by mid-
year 2015, an increase of approximately 34% vs. Q4 2014
Continued diversification across markets
Continued growth in active selling communities
We own or control approximately 17,500 lots in some of the most dynamic and land constrained markets in the Western U.S.
10,464
11,842
13,747
17,542
17,473
0
5
10
15
20
0
5,000
10,000
15,000
20,000
2011
2012
2013
2014
Q1 2015
12.5 years
10.1 years
7.8 years
Years of
supply
Total lots
17.0 years
7.3 years
12.5 years
10.1 years
7.8 years
Years of
supply
Total lots
17.0 years
7.3 years
California
30%
Washington
20%
Oregon
20%
Nevada
10%
Arizona
10%
Colorado
10%
Projected unit deliveries
(FY 2015 est.)

Years of land supply is based on active lots and actual TTM deliveries and does not include deliveries from Polygon Northwest that occurred prior to August 12, 2014, the date of acquisition.

Key Investment Highlights

High quality land
positions to drive
continued growth and
diversification
Disciplined operating
strategy
Experienced
management team
High quality, diverse
product offerings
Leading local presence
in high growth
Western U.S. markets
Strong balance sheet
to support growth
High customer
satisfaction and
significant brand
loyalty
Positive operating
momentum

2014: A Year of Continued Growth

Key Financial Metrics –
Our Strategies are Working

Home sales revenue of $857 million,
+64% y-o-y
Consolidated operating revenue of $897 million,
+57% y-o-y
Homebuilding gross margin of $179.5 million,
+55% y-o-y
Adjusted homebuilding gross margin of 25.2%
SG&A percentage of 11.7%,
-
110 basis points y-o-y
Adjusted EBITDA of $122.7 million,
+28%

Strong Operational Performance in 2014

1,753
new homes delivered,
up 29% y-o-y and the highest
total in 7 years
$489K
ASP of new homes
delivered, up 28% y-o-y
1,677
net new home orders,
up 27% y-o-y
56
new home communities at
year end, up 75% from YE ‘13

Strategic Expansion –
Polygon Northwest Acquisition

Strategic Rationale
Seattle Market Overview
Two of the most attractive and land-constrained markets in the country
Approximately 4,500 lots owned or controlled as of March 31, 2015
Complementary brands, high customer satisfaction and similar buyer demographics
Culture of disciplined land acquisition and lean operating team
Senior management team with extensive industry experience, strong market knowledge and deep relationships
Portland Market Overview
Among the 50 most populous U.S. cities, Seattle has
experienced the 8th fastest population growth since 2010
One of the only five states with no state income tax
Favorable demographic and employment trends
Highly educated workforce with continued growth in tech jobs expected to drive housing demand
Boeing, Microsoft, University of Washington and Amazon are
among notable employers
Low supply of available home inventory estimated at 1.5 months supply
In
2014,
Oregon
was
#1
destination
for
interstate
migration
(1)
Key draws include Oregon’s robust infrastructure, abundant
outdoor spaces and attractive employment opportunities
Strong employment growth driven by high paying, well-known
companies attracting a well-educated work force
Intel, Providence Health, Oregon Health and Science University
and Kaiser Foundation are among notable employers
Intel recently announced plans to add 2.5mm sq. ft. of office/
factory
space
for
expansion
of
Ronler
Acres
campus
in
Hillsboro
Low supply of available home inventory estimated at 1.5 months supply
1
According to 37th Annual Migration Study conducted by United Van Lines

Seattle –
Active and Future Communities
The Washington Division presently comprises over 2,000 owned and controlled lots.
Polygon
HQ
Active Projects
Future Projects
Key Employers
Downtown
Boeing
7
2
Starbucks
Amazon
4
8
Boeing
10
5
Costco
1
11
6
Pierce
County
Snohomish
County
King
County
3
9
Microsoft
Owned - Active and Future Projects
(as of March 31, 2015)
Year of
First
Delivery
Lots
Owned
Lots in
Backlog
Sales Price Range
(1)
  1) Issaquah
2015
365

           -
$ 439 - $ 1,031
  2) Cascara
2014
44

15

$ 297 - $ 414
  3) The Brownstones at Issaquah
xxxHighlands
2014
   135
          31
$ 446 - $ 696
  4) The Towns at Mill Creek
xxxMeadows
2014
79

24

$ 249 - $ 376
  5) Bryant Heights
2015
89

           -
  $ 536 - $ 1,300
  6) Ridgeview Townhomes
2017
41

           -
$ 325 - $ 400
  7) Riverfront
2016
190

           -
$ 230 - $ 450
  8) The Reserve at North Creek
2014
74

26

$ 465 - $ 595
  9) Silverlake Center
2015
100

           -
$ 260 - $ 310
10) The Reserve at Maple Valley
2014
4

4

$ 390 - $ 446
11) Spanaway 230
2015
230

           -
$ 200 - $ 315
Total . . . . . . . . . . . . . . . . . . . . . . .
1,351

100

Future Controlled
1
Dollars in thousands

Portland –
Active and Future Communities
The Portland Division presently comprises approximately 2,400 owned and controlled lots.
Clackamas
County
Multnomah
County
Washington
County
Polygon
HQ
Active Projects
Future Projects
Key Employers
Downtown
Nike
Xerox
FLIR
Mentor Graphics
Oregon Health &
Science Foundation
1
Intel
Intel
Hawthorne
Kaiser
Future Controlled
Owned - Active and Future Projects
(as of March 31, 2015)
Year of
First
Delivery
Lots
Owned
Lots in
Backlog
Sales Price Range
(1)
1) Villebois
2014
        24
       13
$ 235 - $ 470
     Villebois Zion III
2014
      112
       18
$ 215 - $ 260
     Calais at Villebois
2015
        84
         7
$ 290 - $ 490
2) Grande Pointe at Villebois
2016
      100
        -
$ 390 - $ 490
     Villebois V
2016
        93
        -
$ 275 - $ 345
3) Sparrow Creek
2016
      205
        -
$ 220 - $ 345
4) Baseline Woods
2014
      156
       22
$ 260 - $ 360
5) Murray & Weir
2014
        51
       12
$ 345 - $ 405
6) Twin Creeks at Copper
xxMountain
2014
        77
         9
$ 410 - $ 500
7) Bethany Creek Falls
2015
        71
       11
$ 260 - $ 510
8) Orenco Woods SFD
2015
        71
        -
$ 290 - $ 370
9) Polygon at Sunset Ridge
2015
      104
        -
$ 275 - $ 440
Total . . . . . . . . . . . . . . . . . . . . . . .
1,148

92

1
3
2
4
5
6
7
8
9
1
Dollars in thousands

Ongoing Momentum in 2015

3/31/2015
3/31/2014
Change
Select operating statistics
New home orders
588

400

47%
Homes closed
388

276

41%
ASP (homes closed, $000s)
$489.0
$508.3
(4%)
Home sales revenue
$189.7
$140.3
35%
Homebuilding gross profit
$35.6
$34.1
5%
Operating income
$10.4
$15.8
(34%)
Net income to common stockholders
$6.7
$8.7
(23%)
Diluted EPS ($)
$0.18
$0.27
(33%)
Adjusted EBITDA
$23.0
$20.5
12%
Select margins
Adjusted gross margin
24.6%
27.8%
(320)

Gross margin
(1)
18.8%
24.3%
(550)

SG&A margin
13.8%
13.3%
50

Three months ended
Summary financial information ($mm)
Summary of Q1 2015 Results
14
William Lyon Homes’ business has continued to improve across a number of financial and operating metrics
Homes Closed and Net New Homes Orders for Q1 are up 41% and 47% y-o-y, respectively
Home Sales Revenue of $189.7 million for Q1 is up 35% y-o-y
Adjusted EBITDA of $23.0 million for Q1 is up 12% y-o-y
bps
1
GAAP Gross margin for Q1’2015 was impacted by approximately 230 basis points due to purchase accounting adjustments from the Polygon Acquisition.

Monthly Sales Volume
Total Net Orders by Month (Units) –
Actual vs. Prior Year
% y-o-y change:
+86%                                             +52%                                          +25%
+148%
2014       2015
90
124
186
114
167
189
232
283
January
February
March
April
Avg. Sales Locations (2015):
55                                                           52
53                                                        62
Monthly Absorption Rate (2015):
3.0                                                          3.7
4.4                                                       4.7

Strong New Order Growth –
Trailing Twelve Months in Dollars
Over the last two years, the Company has more than doubled its trailing twelve month dollar value of new home orders
Approximately $268.2 million of net new home orders during Q1 2015
16
$355.3
$426.8
$492.8
$598.9
$666.3
$707.5
$764.4
$810.7
$879.7
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
TTM Dollar Value of Orders
($ Millions)
TTM Ending:
Up 32%
Y-o-Y

Strong New Order Growth –
Trailing Twelve Months in Units
Net home orders in units increased by 37% over the last year and 59% over the last two years
17
1,171
1,229
1,262
1,325
1,364
1,392
1,502
1,677
1,865
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
TTM Orders
(Units)
TTM Ending:
Up 37%
Y-o-Y

$398.3
$435.3
$415.5
$473.3
$572.5
$641.6
$690.0
$746.1
$896.7
$943.9
17.3%
16.3%
14.9%
14.0%
12.8%
12.4%
12.2%
12.4%
11.7%
11.9%
13.5%
12.0%
10.1%
9.4%
7.8%
7.6%
7.3%
7.1%
6.4%
6.2%
13.8²
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
18.0%
20.0%
0
100
200
300
400
500
600
700
800
900
1,000
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Consistent Growth and Operating Leverage
Over the last three years, the Company has generated strong annual revenue growth and consistently lower SG&A as a percentage of homebuilding revenue.
18
TTM Total Revenue
($ Millions)
TTM Ending:
TTM SG&A as a % of
Homebuilding Revenue
1
2014 SG&A excludes Polygon transaction fees of $5.9M.
2
Q1 2015 SG&A.
SG&A
1
G&A

$360
$481
$506
$1,161
Entry
1st time
move-up
2nd time
move-up
Luxury
19
We employ a diversified product strategy, even within the
same project footprint, allowing us to serve a wide range
of buyers and to adapt quickly to strengthening or
weakening market conditions
Typically target entry-level, first and second time move-
up buyers, and luxury buyers in select markets
Breadth of product and price point allows flexibility to
pursue a broader array of land acquisition opportunities
ASP of homes in backlog was $494K as of 1Q15,
demonstrating the higher percentage of move-up buyers
in our sales mix
ASP by Buyer Type
($ in ‘000s)
Units by Buyer Type
Entry
26%
1st time
move-up
36%
2nd time
move-up
33%
High Quality, Diverse Product Offerings
Buyer / Product Segmentation for Q1 2015
Q1 2015 Home Closings and Backlog
Home Closings
Backlog
ASP: $489K
ASP: $494K
$300k
19%
$301k
$450k
31%
$451k
$600k
32%
> $600k
18%
$300k
16%
$301k
$450k
30%
$451k
$600k
38%
> $600k
16%
Illustrative Product Offering
Luxury
5%

Experienced and Long-Tenured Management Team
General William Lyon
Executive Chairman and
Chairman of the Board
General William Lyon
Executive Chairman and
Chairman of the Board
William H. Lyon
CEO and Director
William H. Lyon
CEO and Director
Matthew Zaist
President and COO
Matthew Zaist
President and COO
Colin Severn, CPA
Senior Vice President, CFO
Colin Severn, CPA
Senior Vice President, CFO
59
31
Chairman of the Board since 1987; started in the homebuilding industry with his father in 1954
Elected to the California Building Industry Foundation Hall of Fame in 1985
17
17
Manages all strategic and operational aspects of William Lyon Homes
Previously served as EVP, Chief Administrative Officer, President and Chief Operating Officer
15
15
Oversees homebuilding operations and land acquisition
Previously served as EVP, Corporate Vice President of Business Development & Operations
Also served as the Company’s Director of Land Acquisitions for Southern California region
Prior to joining the Company, was a principal at American Management Systems
18
11
Manages all finance, accounting, reporting, treasury and investor relation responsibilities
Previously served as the Company’s Financial Controller
Previously held positions with Ernst & Young, Irvine Company and Standard Pacific Homes
Brian Doyle
SVP and President of
California Region
Brian Doyle
SVP and President of
California Region
26
16
Became President of San Diego Division in 2008, President of Southern California in 2009 and President of
the California Region in 2010
Became Vice President and San Diego Division Manager in 2006 after joining WLH in 1997
Mary Connelly
SVP and President of
Nevada Division
Mary Connelly
SVP and President of
Nevada Division
36
19
Has served in this capacity since rejoining the Company in May 1995 and founding the Nevada division
Served as Vice President of San Diego Division from 1985 to 1987
Eric Eckberg
SVP and President of
Colorado Division
Eric Eckberg
SVP and President of
Colorado Division
31
8
Has served in this capacity since the acquisition of Village Homes in December 2012, where he served as
President of Village Homes
Has more than of 25 years of senior level experience in community development in Colorado
20
(in years)
22
19
Derek Straight
SVP and President of
Washington Division
Derek Straight
SVP and President of
Washington Division
10
10
Joined William Lyon Homes in August 2014 through the acquisition of Polygon Northwest Homes
Has previously held positions as VP of Acquisition and Development and Development Manager for the
Washington market at Polygon Northwest
Fred Gast
SVP and President of
Oregon Division
Fred Gast
SVP and President of
Oregon Division
Joined William Lyon Homes in August 2014 through the acquisition of Polygon Northwest Homes
Has previously held positions as President and Senior VP of the Portland market, and Acquisition and
Development Manager at Polygon Northwest
Julie Collins
SVP and President of
Arizona Division
Julie Collins
SVP and President of
Arizona Division
30
14
Has served in this capacity since June of 2014
Previously served as SVP of Operations for the Company’s Arizona division
Previously was CFO of Continental Homes in Phoenix, Arizona

Drive revenue growth and profitability through community count growth and monetization of existing land supply
The vast majority of our projected home closings over the next three years are covered by current land inventory
Community count expected to grow from 56 at December 31, 2014 to 75 at mid-year 2015, representing an increase of 34%
Remain disciplined in land acquisitions to support future growth
Leverage long-standing local relationships with land sellers, master planned community developers and other builders
Employ land strategy that is dynamic, nimble and responsive to prevailing and projected future market conditions
Enhance our leading positions in current high growth Western U.S. markets
Leverage our long-term and strong reputation for superior quality and customer service
Maintain strict operating discipline focused on earnings and cash flow
Decentralized management approach allows for detailed knowledge of local market conditions
Optimize balance between opportunistic price increases and cost controls
Prudent focus on investor returns and balance sheet optimization
Substantial cash flow and earnings growth to reduce net leverage
Target 50% leverage on a debt / book capitalization basis by year-end 2016
Continued Execution of Our Tested Strategy

22 Thank you!

Appendix

Year over Year Comparisons

% y-o-y change:
+8%                    +35%                   +60%                +47%
% y-o-y change:
+47%                  +84%                 +30%                 +27%
% y-o-y change:
+6%                     +56%                  +30%                  +38%
Net New Home Orders
Homes Closed
Backlog at Quarter-End ($ Millions)
Backlog at Quarter-End (Units)
% y-o-y change:
(3%)                     +19%                  +83%                  +41%
2013       2014      2015
360
312
292
400
388
422
467
588
Q2
Q3
Q4
Q1
345
356
391
276
336
424
717
388
Q2
Q3
Q4
Q1
$207
$208
$200
$265
$303
$383
$260
$335
Q2
Q3
Q4
Q1
511
467
368
492
544
728
478
678
Q2
Q3
Q4
Q1

Bps y-o-y change:
(140bps)          (560bps)             (790bps)             (320bps)
Year over Year Comparisons (continued)
25
% y-o-y change:
+39%                  +39%                  +93%                +35%
Homebuilding Revenue
Adjusted Gross Margin
Q2
Q3
Q4
Q1
$141
$196
$183
$353
$140
$190
Q2
Q3
Q4
Q1
30%
25%
31%
24%
28%
25%
29%
27%
$121
$168
2013       2014      2015

Adjusted EBITDA 26

Adjusted Homebuilding Gross Margin 27 (1) Cost of sales excluding interest and purchase accounting adjustments